                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999


Available Amount to Note Holders:                                                                    7,334,717.15

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                              --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                                 --
            (b) Servicer Fees from current and prior Collection Period                                  78,599.61
            (c) Servicing Charges inadvertantly deposited in Collection Account                                --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                               19,979.55
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                            --
            Class A-2 Note Interest                                                                    219,854.85
            Class A-3 Note Interest                                                                    238,484.95
            Class A-4 Note Interest                                                                    331,522.69

(viii)      Class B-1 Note Interest                                                                     22,771.72
(ix)        Class B-2 Note Interest                                                                     14,751.98
(x)         Class B-3 Note Interest                                                                     19,365.27
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                            --
            Class A-2 Principal Distribution Amount                                                  6,059,641.52
            Class A-3 Principal Distribution Amount                                                            --
            Class A-4 Principal Distribution Amount                                                            --
(xii)       Note Insuer Reimbursement Amount                                                                   --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              131,731.34
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               65,865.66
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              131,731.34
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)     Remaining Amount to Residual Holder                                                              0.00



            Reviewed By:



            --------------------------------------------------------------------
            E. Roger Gebhart
            Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 1999


                     Initial         Beginning          Base          Additional        Total            Ending            Ending
                    Principal        Principal        Principal        Principal      Principal         Principal       Certificate
    Class            Balance          Balance        Distribution    Distribution    Distribution        Balance          Factor
-------------    --------------   --------------    -------------    ------------    ------------     --------------    -----------
Class A-1         70,687,140.00               --               --              --              --                 --     0.0000000
Class A-2         53,856,869.00    48,055,703.94     6,059,641.52              --    6,059,641.52      41,996,062.42     0.7797717
Class A-3         52,510,447.00    52,510,447.00               --              --              --      52,510,447.00     1.0000000
Class A-4         70,687,140.00    70,687,140.00               --              --              --      70,687,140.00     1.0000000
                 --------------   --------------    -------------    ------------    ------------     --------------     -----------
Total Class A    247,741,596.00   171,253,290.94     6,059,641.52              --    6,059,641.52     165,193,649.42     0.6667982
Class B-1          5,385,687.00     3,722,897.72       131,731.34              --      131,731.34       3,591,166.38     0.6667982
Class B-2          2,692,843.00     1,861,448.51        65,865.66              --       65,865.66       1,795,582.86     0.6667982
Class B-3          5,385,687.00     3,722,897.72       131,731.34              --      131,731.34       3,591,166.38     0.6667982
                 --------------   --------------    -------------    ------------    ------------     --------------
Total            261,205,813.00   180,560,534.90     6,388,969.86              --    6,388,969.86     174,171,565.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 1999                                2,117,886.40
     Investment earnings on amounts in Collection Account                                  10,848.87
     Payments due Collection Account from last 3 business days of Collection Period     1,693,806.55
     Additional contribution for terminated trade-ups and rebooked leases                  13,367.14
     Servicer Advance on current Determination Date                                     3,498,808.19
                                                                                        ------------
          Available Funds on Payment Date                                               7,334,717.15
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                          7,334,717.15
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                          7,334,717.15
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           --
     Unreimbursed Servicer Advances paid                                                          --
                                                                                        ------------
          Unreimbursed Servicer Advances remaining unpaid                                         --
                                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                          7,334,717.15
SERVICER FEES
     Servicer Fees due                                                                     78,599.61
     Servicer Fees paid                                                                    78,599.61
                                                                                        ------------
          Servicer Fees remaining unpaid                                                          --
                                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                          7,256,117.54
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                          7,256,117.54
PREMIUM AMOUNT
     Premium Amount due                                                                    19,979.55
     Premium Amount paid                                                                   19,979.55
                                                                                        ------------
          Premium Amount remaining unpaid                                                         --
                                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                          7,236,137.99
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
          Indenture Trustee Fee remaining unpaid                                                  --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                               7,235,721.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                           75,000.00
                                                                             --------------
     Total Indenture Trustee Expenses paid                                               --
                                                                             --------------
     Indenture Trustee Expenses unpaid                                                   --

REMAINING AVAILABLE FUNDS                                                      7,235,721.32
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                             --
     Class A-2 Note Interest                                                     219,854.85
     Class A-3 Note Interest                                                     238,484.95
     Class A-4 Note Interest                                                     331,522.69
                                                                             --------------
     Total Class A Interest due                                                  789,862.48
                                                                             --------------
REMAINING AVAILABLE FUNDS                                                      6,445,858.84
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                  22,771.72
     Class B-1 Note Interest paid                                                 22,771.72
                                                                             --------------
     Class B-1 Note Interest remaining unpaid                                            --
                                                                             --------------
REMAINING AVAILABLE FUNDS                                                      6,423,087.12
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                  14,751.98
     Class B-2 Note Interest paid                                                 14,751.98
                                                                             --------------
     Class B-2 Note Interest remaining unpaid                                            --
                                                                             --------------
REMAINING AVAILABLE FUNDS                                                      6,408,335.14
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  19,365.27
     Class B-3 Note Interest paid                                                 19,365.27
                                                                             --------------
     Class B-3 Note Interest remaining unpaid                                            --
                                                                             --------------
REMAINING AVAILABLE FUNDS                                                      6,388,969.87
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                            6,059,641.52
     Class A Note Principal Balance as of preceding Payment Date             171,253,290.94
                                                                             --------------
     Class A Base Principal Distribution Amount paid                           6,059,641.52
                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                       --
     Class A-1 Base Principal Distribution Amount paid                                   --
                                                                             --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                 --
                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                      6,059,641.52
                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date           48,055,703.94
     Class A-2 Base Principal Distribution Amount paid                        6,059,641.52
                                                                             -------------
     Class A-2 Note Principal Balance after distribution on Payment Date     41,996,062.42

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                  --
                                                                             -------------
     Class A-3 Note Principal Balance after distribution on Payment Date     52,510,447.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                  --
                                                                             -------------
     Class A-4 Note Principal Balance after distribution on Payment Date     70,687,140.00

REMAINING AVAILABLE FUNDS                                                       329,328.35

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                               --
     Note Insuer Reimbursement Amount paid                                              --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                       329,328.35

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            3,722,897.72
     Class B-1 Base Principal Distribution due                                  131,731.34
     Class B-1 Base Principal Distribution paid                                 131,731.34
                                                                             -------------
     Class B-1 Base Principal Distribution remaining unpaid                             --
     Class B-1 Note Principal Balance after distribution on Payment Date      3,591,166.38

REMAINING AVAILABLE FUNDS                                                       197,597.01

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            1,861,448.51
     Class B-2 Base Principal Distribution due                                   65,865.66
     Class B-2 Base Principal Distribution paid                                  65,865.66
                                                                             -------------
     Class B-2 Base Principal Distribution remaining unpaid                             --
     Class B-2 Note Principal Balance after distribution on Payment Date      1,795,582.86
REMAINING AVAILABLE FUNDS                                                       131,731.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date             3,722,897.72
     Class B-3 Base Principal Distribution due                                   131,731.34
     Class B-3 Base Principal Distribution paid                                  131,731.34
                                                                               ------------
     Class B-3 Base Principal Distribution remaining unpaid                              --
     Class B-3 Note Principal Balance after distribution on Payment Date       3,591,166.38
REMAINING AVAILABLE FUNDS                                                              0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
     Remaining Indenture Trustee Expenses unpaid                                         --
REMAINING AVAILABLE FUNDS                                                              0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
REMAINING AVAILABLE FUNDS                                                              0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 188,639,064.89
      ADCPB, end of Collection Period                                       182,250,095.03
                                                                            --------------
      Base Principal Amount                                                   6,388,969.86

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         3,438,613.20
      Servicing Advances collected during the current Collection Period       3,438,613.20
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date                  --

CALCULATION OF INTEREST DUE

                  Beginning                          Current                       Total
                  Principal         Interest        Interest        Overdue       Interest
   Class           Balance            Rate             Due         Interest         Due
---------     ---------------      ---------      ------------     --------     ------------
Class A-1                  --         5.2150%               --           --               --
Class A-2       48,055,703.94         5.4900%       219,854.85           --       219,854.85
Class A-3       52,510,447.00         5.4500%       238,484.95           --       238,484.95
Class A-4       70,687,140.00         5.6280%       331,522.69           --       331,522.69
Class B-1        3,722,897.72         7.3400%        22,771.72           --        22,771.72
Class B-2        1,861,448.51         9.5100%        14,751.98           --        14,751.98
Class B-3        3,722,897.72         6.2420%        19,365.27           --        19,365.27
              ---------------      ---------      ------------     --------     ------------
               180,560,534.90         5.6275%       846,751.46           --       846,751.46

CALCULATION OF PRINCIPAL DUE

                       Base           Base                                Total
                     Principal      Principal             Overdue       Principal
  Class             Amount Pct.      Amount              Principal         Due
---------           -----------   ------------           ---------    ------------
Class A              94.845%      6,059,641.52                --      6,059,641.52
Class B-1             2.062%        131,731.34                --        131,731.34
Class B-2             1.031%         65,865.66                --         65,865.66
Class B-3             2.062%        131,731.34              0.00        131,731.34
                                  ------------              ----      ------------
                                  6,388,969.86              0.00      6,388,969.86


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          188,639,064.89
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Servicer Fee due current period                                                      78,599.61
      Prior Servicer Fee arrearage                                                                --
                                                                                     ---------------
      Servicer Fee due                                                                     78,599.61

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      171,253,290.94
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    19,979.55
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
      Total Premium Amount due                                                             19,979.55

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999



RESTRICTING EVENT DETERMINATION:

                                                                                    Yes/No
                                                                                    ------
     A) Event of Servicer Termination (Yes/No)                                        No
     B) Note Insuer has Made a Payment (Yes/No)                                       No
     C) Gross Charge Off Event has Occurred (Yes/No)                                  No
     D) Delinquency Trigger Event has Occurred (Yes/No)                               No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                    Yes/No
                                                                                    ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity
     Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes,
     Class B-2 Notes, or Class B-3 Notes, as the case may be.                         No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                                  Event                                                    Yes/No
     ----------  ---------------------------------------------------------------------------------------------------    ------
     6.01(i)     Failure to make payment required                                                                         No
     6.01(ii)    Failure to submit Monthly Statement                                                                      No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


Gross Charge Event Calculation:

                                                                                                         Result
                                                                                                         ------
    Gross Charge Off Ratio Current Period                                                                 2.56%
    Gross Charge Off Ratio Prior Period                                                                   2.11%
    Gross Charge Off Ratio Second Prior Period                                                           -0.04%
                                                                                                          -----
    Average of Gross Charge Off Ratio for Three Periods                                                   1.54%
    Maximum Allowed                                                                                       2.50%

    Gross Charge Off Ratio:

                              ADCPB of                                                          Gross Charge Off Ratio
                           All Defaulted           Less                       End of Month            Charge Offs/
                              Contracts         Recoveries     Charge Offs       ADCPB                   ADCPB
                           -------------        ----------     -----------   --------------     ----------------------
    Current Period           577,662.88         188,393.97     389,268.91    182,250,095.03               2.56%
    Prior Period             607,763.83         276,002.78     331,761.05    188,639,064.89               2.11%
    Second Prior Period      211,495.69         218,750.30      -7,254.61    195,194,600.88              -0.04%


Delinquency Event Calculation:

                                                                                                         Results
                                                                                                         -------
    Delinquency Trigger Ratio Current Period                                                              5.14%
    Delinquency Trigger Ratio Prior Period                                                                5.40%
    Delinquency Trigger Ratio Second Prior Period                                                         4.00%
                                                                                                          -----
    Average of Delinquency Trigger Ratios                                                                 4.85%
    Maximum Allowed                                                                                       7.50%

    Delinquency Trigger Ratio:

                                    A                   B                      A/B
                           ------------------    ----------------      -------------------
                              ADCPB of               ADCPB of
                           Contract > 30 Days      All Contracts       Delinquency Trigger
                              Past Due            As of Month-End           Ratio:
                           ------------------    ----------------      -------------------
    Current Period            9,523,656.86        185,155,322.76              5.14%
    Prior Period             10,338,529.58        191,568,691.09              5.40%
    Second Prior Period       8,048,334.34        201,008,526.95              4.00%

                                  ADCPB          Delinquency Ratio
                           ------------------    -----------------
    Current                    175,631,666                 94.86%
    31-60 Days Past Due          4,803,231                  2.59%
    61-90 Days Past Due          1,893,940                  1.02%
    91+ Days Past Due            2,826,486                  1.53%
                               -----------                -------
    TOTAL                      185,155,323                100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                                                     269,284,343.00
    Maximum Substitution (10% of Initial)                                                         26,928,434.30

    Prior month Cumulative ADCPB Substituted                                                       2,165,058.26
    Current month ADCPB Substituted                                                                  336,422.63
                                                                                                 --------------
    Cumulative ADCPB Substituted                                                                   2,501,480.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999


Available Amount to Note Holders:                                                                  8,488,593.45

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                             -
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                              -
              (b) Servicer Fees from current and prior Collection Period                              96,551.53
              (c) Servicing Charges inadvertantly deposited in Collection Account                             -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             24,658.23
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                 90,688.28
              Class A-2 Note Interest                                                                260,047.14
              Class A-3 Note Interest                                                                221,916.32
              Class A-4 Note Interest                                                                401,672.54

(viii)      Class B-1 Note Interest                                                                   25,309.15
(ix)        Class B-2 Note Interest                                                                   19,125.45
(x)         Class B-3 Note Interest                                                                   15,143.37
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                              7,009,267.08
              Class A-2 Principal Distribution Amount                                                         -
              Class A-3 Principal Distribution Amount                                                         -
              Class A-4 Principal Distribution Amount                                                         -
(xii)       Note Insurer Reimbursement Amount                                                                 -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            152,375.38
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             76,187.69
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             95,234.62
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                              -
(xviii)     Remaining Amount to Residual Holder                                                            0.00


            Reviewed By:



            --------------------------------------------------------------------
            E. Roger Gebhart
            Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 1999




                         Initial         Beginning           Base       Additional      Total           Ending         Ending
                        Principal        Principal        Principal     Principal     Principal       Principal     Certificate
    Class                Balance          Balance        Distribution  Distribution  Distribution       Balance        Factor
 -------------       --------------    --------------    ------------  ------------  ------------   --------------    ---------
 Class A-1            70,688,994.00     21,909,792.34    7,009,267.08            -   7,009,267.08    14,900,525.26    0.2107899
 Class A-2            57,258,085.00     57,258,085.00              -             -             -     57,258,085.00    1.0000000
 Class A-3            48,068,516.00     48,068,516.00              -             -             -     48,068,516.00    1.0000000
 Class A-4            84,119,903.00     84,119,903.00              -             -             -     84,119,903.00    1.0000000
                     --------------    --------------    ------------  ------------  ------------   --------------    ---------
 Total Class A       260,135,498.00    211,356,296.34    7,009,267.08            -   7,009,267.08   204,347,029.26    0.7855407

 Class B-1             5,655,120.00      4,594,702.48      152,375.38            -     152,375.38     4,442,327.10    0.7855407
 Class B-2             2,827,560.00      2,297,351.24       76,187.69            -      76,187.69     2,221,163.55    0.7855407
 Class B-3             3,534,450.00      2,871,689.05       95,234.62            -      95,234.62     2,776,454.44    0.7855407
                     --------------    --------------    ------------  ------------  ------------   --------------
 Total               272,152,628.00    221,120,039.12    7,333,064.77            -   7,333,064.77   213,786,974.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999

AVAILABLE FUNDS
     Collection Account balance, as of November 30, 1999                                            1,190,391.86
     Investment earnings on amounts in Collection Account                                              19,197.37
     Payments due Collection Account from last 3 business days of Collection Period                 2,252,542.76
     Additional contribution for terminated trade-ups and rebooked leases                              14,902.99
     Servicer Advance on current Determination Date                                                 5,011,558.47
                                                                                                 ---------------
     Available Funds on Payment Date                                                                8,488,593.45
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,488,593.45
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,488,593.45
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                       -
     Unreimbursed Servicer Advances paid                                                                      -
                                                                                                 ---------------
     Unreimbursed Servicer Advances remaining unpaid                                                          -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,488,593.45
SERVICER FEES
     Servicer Fees due                                                                                 96,551.53
     Servicer Fees paid                                                                                96,551.53
                                                                                                 ---------------
     Servicer Fees remaining unpaid                                                                           -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,392,041.92
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,392,041.92
PREMIUM AMOUNT
     Premium Amount due                                                                                24,658.23
     Premium Amount paid                                                                               24,658.23
                                                                                                 ---------------
     Premium Amount remaining unpaid                                                                          -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,367,383.68
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                 ---------------
     Indenture Trustee Fee remaining unpaid                                                                   -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           8,366,967.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                                     -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                 ---------------
     Total Indenture Trustee Expenses paid                                                                    -
                                                                                                 ---------------
     Indenture Trustee Expenses unpaid                                                                        -

REMAINING AVAILABLE FUNDS                                                                           8,366,967.02
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                           90,688.28
     Class A-2 Note Interest                                                                          260,047.14
     Class A-3 Note Interest                                                                          221,916.32
     Class A-4 Note Interest                                                                          401,672.54
                                                                                                 ---------------
     Total Class A Interest due                                                                       974,324.27
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           7,392,642.75
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       25,309.15
     Class B-1 Note Interest paid                                                                      25,309.15
                                                                                                 ---------------
     Class B-1 Note Interest remaining unpaid                                                                 -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           7,367,333.59
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                       19,125.45
     Class B-2 Note Interest paid                                                                      19,125.45
                                                                                                 ---------------
     Class B-2 Note Interest remaining unpaid                                                                 -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           7,348,208.14
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                       15,143.37
     Class B-3 Note Interest paid                                                                      15,143.37
                                                                                                 ---------------
     Class B-3 Note Interest remaining unpaid                                                                 -
                                                                                                 ---------------
REMAINING AVAILABLE FUNDS                                                                           7,333,064.77
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 7,009,267.08
     Class A Note Principal Balance as of preceding Payment Date                                  211,356,296.34
                                                                                                 ---------------
     Class A Base Principal Distribution Amount paid                                                7,009,267.08
                                                                                                 ---------------

     Class A Base Principal Distribution Amount remaining unpaid                                              -

     Class A-1 Note Principal Balance as of preceding Payment Date                                 21,909,792.34
     Class A-1 Base Principal Distribution Amount paid                                              7,009,267.08
                                                                                                 ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                           14,900,525.26
                                                                                                 ---------------

     Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                 ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                                 57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                                        -
                                                                                                 ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                           57,258,085.00

     Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                 ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                 48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                                        -
                                                                                                 ---------------

     Class A-3 Note Principal Balance after distribution on Payment Date                           48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                 ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                 84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                        -
                                                                                                 ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                           84,119,903.00

REMAINING AVAILABLE FUNDS                                                                             323,797.69

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                     -
     Note Insuer Reimbursement Amount paid                                                                    -
                                                                                                 ---------------
     Note Insuer Reimbursement Amount remaining unpaid                                                        -
REMAINING AVAILABLE FUNDS                                                                             323,797.69

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  4,594,702.48
     Class B-1 Base Principal Distribution due                                                        152,375.38
     Class B-1 Base Principal Distribution paid                                                       152,375.38
                                                                                                 ---------------
     Class B-1 Base Principal Distribution remaining unpaid                                                   -
     Class B-1 Note Principal Balance after distribution on Payment Date                            4,442,327.10

REMAINING AVAILABLE FUNDS                                                                             171,422.31

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                  2,297,351.24
     Class B-2 Base Principal Distribution due                                                         76,187.69
     Class B-2 Base Principal Distribution paid                                                        76,187.69
                                                                                                 ---------------
     Class B-2 Base Principal Distribution remaining unpaid                                                   -
     Class B-2 Note Principal Balance after distribution on Payment Date                            2,221,163.55
REMAINING AVAILABLE FUNDS                                                                              95,234.62
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999

     Class B-3 Note Principal Balance as of preceding Payment Date                                  2,871,689.05
     Class B-3 Base Principal Distribution due                                                         95,234.62
     Class B-3 Base Principal Distribution paid                                                        95,234.62
                                                                                                 ---------------
     Class B-3 Base Principal Distribution remaining unpaid                                                   -
     Class B-3 Note Principal Balance after distribution on Payment Date                            2,776,454.44
REMAINING AVAILABLE FUNDS                                                                                   0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                              -
     Remaining Indenture Trustee Expenses paid                                                                -
                                                                                                 ---------------
     Remaining Indenture Trustee Expenses unpaid                                                              -
REMAINING AVAILABLE FUNDS                                                                                   0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 -
     Other Amounts Due Servicer under Servicing Agreement paid                                                -
                                                                                                 ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    -
REMAINING AVAILABLE FUNDS                                                                                   0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                           0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999



CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                              231,723,677.21
      ADCPB, end of Collection Period                                                    224,390,612.44
                                                                                        ---------------
      Base Principal Amount                                                                7,333,064.77

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                      4,798,674.66
      Servicing Advances collected during the current Collection Period                    4,798,674.66
                                                                                        ---------------
      Unreimbursed Servicing Advances as of current Determination Date                               --


CALCULATION OF INTEREST DUE


                 Beginning                              Current                              Total
                 Principal           Interest           Interest          Overdue           Interest
  Class           Balance              Rate               Due            Interest             Due
-----------   ---------------    ---------------    ---------------   ---------------   ---------------

Class A-1       21,909,792.34             4.9670%         90,688.28                --         90,688.28
Class A-2       57,258,085.00             5.4500%        260,047.14                --        260,047.14
Class A-3       48,068,516.00             5.5400%        221,916.32                --        221,916.32
Class A-4       84,119,903.00             5.7300%        401,672.54                --        401,672.54
Class B-1        4,594,702.48             6.6100%         25,309.15                --         25,309.15
Class B-2        2,297,351.24             9.9900%         19,125.45                --         19,125.45
Class B-3        2,871,689.05             6.3280%         15,143.37                --         15,143.37
              ---------------    ---------------    ---------------   ---------------   ---------------
               221,120,039.12             5.6109%      1,033,902.25                --      1,033,902.25


CALCULATION OF PRINCIPAL DUE


                    Base               Base                               Total
                  Principal          Principal          Overdue         Principal
   Class         Amount Pct.          Amount           Principal           Due
-----------   ---------------    ---------------    ---------------   ---------------

Class A                95.584%      7,009,267.08                 --      7,009,267.08
Class B-1               2.078%        152,375.38                 --        152,375.38
Class B-2               1.039%         76,187.69                 --         76,187.69
Class B-3               1.299%         95,234.62                 --         95,234.62
                                 ---------------    ---------------   ---------------
                                    7,333,064.77                 --      7,333,064.77

CALCULATION OF SERVICER FEE


      ADCPB as of the prior Calculation Date                                             231,723,677.21
      Servicer Fee Rate                                                                           0.500%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Servicer Fee due current period                                                         96,551.53
      Prior Servicer Fee arrearage
                                                                                                     --
                                                                                        ---------------
      Servicer Fee due                                                                        96,551.53


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CALCULATION OF PREMIUM AMOUNT

      Class A Principal Amount as of the immediately preceding Collection Period         211,356,296.34
      Premium Rate                                                                                0.140%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Premium Amount due Current Period                                                       24,658.23
      Prior Premium Amount arrearage                                                                 --
                                                                                        ---------------
      Total Premium Amount due                                                                24,658.23

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                   416.67
      Prior Indenture Trustee Fee arrearage                                                          --
                                                                                        ---------------
      Total Indenture Trustee Fee due                                                            416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                 --
      Prior Indenture Trustee Expenses arrearage                                                     --
                                                                                        ---------------
      Total Indenture Trustee Expenses due                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                          --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         --
                                                                                        ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999





RESTRICTING EVENT DETERMINATION:
                                                                                                                     Yes/No
                                                                                                                     -------

     A) Event of Servicer Termination (Yes/No)                                                                         No
     B) Note Insuer has Made a Payment (Yes/No)                                                                        No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                   No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE



                                                                                                                     Yes/No
                                                                                                                     ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                             No


B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                         No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                                                Event                                                  Yes/No
       --------                                               -----                                                  ------

     6.01(i)     Failure to make payment required                                                                      No
     6.01(ii)    Failure to submit Monthly Statement                                                                   No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                   No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                         No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                    No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                             No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999

Available Amount to Note Holders:                                                            3,937,910.47
Reserve Account balance, beginning                                                           1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                         -
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                        -
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                           -
           (b) Servicer Fees from current and prior Collection Period                           70,315.47
           (c) Servicing Charges inadvertantly deposited in Collection Account                          -
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                -

(vi) Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                             119,409.47
           Class A-2 Note Interest                                                             172,031.87
           Class A-3 Note Interest                                                             105,098.57
           Class A-4 Note Interest                                                             360,555.57
(vii)      Class B Note Interest                                                                82,327.82
(viii)     Class C Note Interest                                                                61,362.83
(ix)       Class D Note Interest                                                                18,732.42

(x)        Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                           2,933,811.28
           Class A-2 Principal Distribution Amount                                                      -
           Class A-3 Principal Distribution Amount                                                      -
           Class A-4 Principal Distribution Amount                                                      -
(xi)       Class B Base Principal Distribution Amount                                                   -
(xii)      Class C Base Principal Distribution Amount                                                   -
(xiii)     Class D Base Principal Distribution Amount                                                   -
(xv)       Class E Note Interest                                                                13,848.50
(xvi)      Class E Principal Distribution Amount                                                        -
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                   -
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                -
(xx)       Remaining Amount to Residual Holder                                                       0.00


Reserve Account balance, ending                                                              1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                 7,807.83

           Reviewed By:



           --------------------------------------------------------
           Sandy B. Ho
           Chief Financial Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 1999                                     836,539.04
     Investment earnings on amounts in Collection Account                                      8,670.23
     Payments due Collection Account from last 3 business days of Collection Period
     Additional contribution for terminated trade-ups and rebooked                           757,550.55
     leases 4,469.76 Servicer Advance on current Determination Date                        2,330,680.89
                                                                                           ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       3,937,910.47
     Reserve Account balance                                                               1,751,034.78
                                                                                           ------------
     TOTAL AVAILABLE FUNDS                                                                 5,688,945.25

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,688,945.25

Indemnity Payments paid inadvertantly deposited in Collection Account                                 -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,688,945.25

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               -
     Unreimbursed Servicer Advances paid                                                              -
                                                                                           ------------
     Unreimbursed Servicer Advances remaining unpaid                                                  -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,688,945.25

SERVICER FEES
     Servicer Fees due                                                                        70,315.47
     Servicer Fees paid                                                                       70,315.47
                                                                                           ------------
     Servicer Fees remaining unpaid                                                                   -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,618,629.78

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        -
REMAINING AVAILABLE FUNDS                                                                  5,618,629.78

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
     Indenture Trustee Fee remaining unpaid                                                           -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  5,618,213.11

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                             -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                           ------------
     Total Indenture Trustee Expenses paid                                                            -
                                                                                           ------------
     Indenture Trustee Expenses unpaid                                                                -
REMAINING AVAILABLE FUNDS                                                                  5,618,213.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                 119,409.47
     Class A-2 Note Interest                                                                 172,031.87
     Class A-3 Note Interest                                                                 105,098.57
     Class A-4 Note Interest                                                                 360,555.57
     Total Class A Interest due                                                              757,095.48
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,861,117.63

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                82,327.82
     Class B Note Interest paid                                                               82,327.82
                                                                                           ------------
     Class B Note Interest remaining unpaid                                                           -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,778,789.81

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                61,362.83
     Class C Note Interest paid                                                               61,362.83
                                                                                           ------------
     Class C Note Interest remaining unpaid                                                           -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,717,426.98

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                18,732.42
     Class D Note Interest paid                                                               18,732.42
                                                                                           ------------
     Class D Note Interest remaining unpaid                                                           -
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  4,698,694.56

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        2,863,399.81
     Class A Note Principal Balance as of preceding Payment Date                         137,238,510.36
                                                                                           ------------
     Class A Base Principal Distribution Amount paid                                       2,863,399.81
                                                                                           ------------
     Class A Base Principal Distribution Amount remaining unpaid                                      -
     Class A-1 Note Principal Balance as of preceding Payment Date                        24,471,870.36
     Class A-1 Base Principal Distribution Amount paid                                     2,863,399.81
                                                                                           ------------
     Class A-1 Note Principal Balance after distribution                                  21,608,470.55
                                                                                           ------------
     Remaining Class A Base Principal Distribution Amount                                             -
                                                                                           ------------
     Class A-2 Note Principal Balance as of preceding Payment Date                        31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                                                -
                                                                                           ------------
     Class A-2 Note Principal Balance after distribution                                  31,956,385.00
     Remaining Class A Base Principal Distribution Amount                                             -
                                                                                           ------------
     Class A-3 Note Principal Balance as of preceding Payment Date                        18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                                -
                                                                                           ------------
     Class A-3 Note Principal Balance after distribution                                  18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                             -
                                                                                           ------------
     Class A-4 Note Principal Balance as of preceding Payment Date                        61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                -
                                                                                           ------------
     Class A-4 Note Principal Balance after distribution                                  61,986,631.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999




CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                          13,570,520.00
     Class B Base Principal Distribution due                                                          -
     Class B Base Principal Distribution paid                                                         -
                                                                                           ------------
     Class B Base Principal Distribution remaining unpaid                                             -
     Class B Note Principal Balance after distribution on Payment Date                    13,570,520.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                           9,192,933.00
     Class C Base Principal Distribution due                                                          -
     Class C Base Principal Distribution paid                                                         -
                                                                                           ------------
     Class C Base Principal Distribution remaining unpaid                                             -
     Class C Note Principal Balance after distribution on Payment Date                     9,192,933.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                           2,188,793.00
     Class D Base Principal Distribution due                                                          -
     Class D Base Principal Distribution paid                                                         -
                                                                                           ------------
     Class D Base Principal Distribution remaining unpaid                                             -
     Class D Note Principal Balance after distribution on Payment Date                     2,188,793.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                21,608,470.55
     Class A-1 Reallocated Principal Distribution                                                     -
                                                                                           ------------
     Class A-1 Note Principal Balance after Reallocation                                  21,608,470.55
Remaining Available Funds                                                                  1,835,294.75
                                                                                           ------------
     Class A-2 Note Principal Balance after Base Principal                                31,956,385.00
     Class A-2 Reallocated Principal Distribution                                                     -
                                                                                           ------------
     Class A-2 Note Principal Balance after Reallocation                                  31,956,385.00
Remaining Available Funds                                                                  1,835,294.75
                                                                                           ------------
     Class A-3 Note Principal Balance after Base Principal                                18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                     -
                                                                                           ------------
     Class A-3 Note Principal Balance after Reallocation                                  18,823,624.00
Remaining Available Funds                                                                  1,835,294.75
                                                                                           ------------
     Class A-4 Note Principal Balance after Base Principal                                61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                     -
                                                                                           ------------
     Class A-4 Note Principal Balance after Reallocation                                  61,986,631.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                  13,570,520.00
     Class B Reallocated Principal Distribution paid                                                  -
                                                                                           ------------
     Class B Note Principal Balance after Reallocation                                    13,570,520.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENT
COLLECTION PERIOD ENDED DECEMBER 1, 1999



CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                   9,192,933.00
     Class C Reallocated Principal Distribution paid                                                  -
                                                                                          -------------
          Class C Note Principal Balance after Reallocation                                9,192,933.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                   2,188,793.00
     Class D Reallocated Principal Distribution paid                                                  -
          Class D Note Principal Balance after Reallocation                                2,188,793.00
REMAINING AVAILABLE FUNDS                                                                  1,835,294.75

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                13,848.50
     Class E Note Interest paid                                                               13,848.50
                                                                                          -------------
          Class E Note Interest remaining unpaid                                                      -
                                                                                          -------------
REMAINING AVAILABLE FUNDS                                                                  1,821,446.25

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                           2,363,897.00
     Class E Base Principal Distribution due                                                          -
     Class E Base Principal Distribution paid                                                         -
                                                                                          -------------
          Class E Base Principal Distribution remaining unpaid                                        -
          Class E Note Principal Balance after distribution on Payment Date                2,363,897.00
REMAINING AVAILABLE FUNDS                                                                  1,821,446.25

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                   2,363,897.00
     Class E Reallocated Principal Distribution paid                                                  -
          Class E Note Principal Balance after Reallocation                                2,363,897.00
REMAINING AVAILABLE FUNDS                                                                  1,821,446.25

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                         21,608,470.55
     Class A-1 Supplemental Principal Distribution                                            70,411.47
                                                                                          -------------
          Class A-1 Note Principal Balance after Supplemental                             21,538,059.08
Remaining Available Funds                                                                  1,751,034.78
                                                                                          -------------
     Class A-2 Note Principal Balance after Reallocated Principal                         31,956,385.00
     Class A-2 Supplemental Principal Distribution                                                    -
                                                                                          -------------
          Class A-2 Note Principal Balance after Supplemental                             31,956,385.00
Remaining Available Funds                                                                  1,751,034.78
                                                                                          -------------
     Class A-3 Note Principal Balance after Reallocated Principal                         18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                    -
                                                                                          -------------
          Class A-3 Note Principal Balance after Supplemental                             18,823,624.00
Remaining Available Funds                                                                  1,751,034.78
                                                                                          -------------
     Class A-4 Note Principal Balance after Reallocated Principal                         61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                    -
                                                                                          -------------
          Class A-4 Note Principal Balance after Supplemental                             61,986,631.00
REMAINING AVAILABLE FUNDS                                                                  1,751,034.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENT
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                           13,570,520.00
     Class B Supplemental Principal Distribution paid                                                 -
                                                                                          -------------
          Class B Note Principal Balance after Supplemental                               13,570,520.00
REMAINING AVAILABLE FUNDS                                                                  1,751,034.78

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                            9,192,933.00
     Class C Supplemental Principal Distribution paid                                                 -
                                                                                          -------------
          Class C Note Principal Balance after Supplemental                                9,192,933.00
REMAINING AVAILABLE FUNDS                                                                  1,751,034.78

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                            2,188,793.00
     Class D Supplemental Principal Distribution paid                                                 -
                                                                                          -------------
          Class D Note Principal Balance after Supplemental                                2,188,793.00
REMAINING AVAILABLE FUNDS                                                                  1,751,034.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                            2,363,897.00
     Class E Supplemental Principal Distribution paid                                                 -
                                                                                          -------------
          Class E Note Principal Balance after Supplemental                                2,363,897.00
REMAINING AVAILABLE FUNDS                                                                  1,751,034.78

RESERVE FUND
     Required Reserve Fund Amount                                                          1,751,034.78
     Reserve Account Balance, Ending                                                       1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                          0.00
                                                                                          -------------
REMAINING AVAILABLE FUNDS                                                                          0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      -
     Remaining Indenture Trustee Expenses paid                                                        -
                                                                                          -------------
          Remaining Indenture Trustee Expenses unpaid                                                 -
REMAINING AVAILABLE FUNDS                                                                          0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                         0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999



CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                              168,757,136.36
      ADCPB, end of Collection Period                                                    165,823,325.08
                                                                                         --------------
      Base Principal Amount                                                                2,933,811.28

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                      2,135,311.61
      Servicing Advances collected during the current Collection Period                    2,135,311.61
                                                                                         --------------
      Unreimbursed Servicing Advances as of current Determination Date                                -



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                             168,757,136.36
      Servicer Fee Rate                                                                           0.500%
      One-twelfth                                                                                  1/12
                                                                                         --------------
      Servicer Fee due current period                                                         70,315.47
      Prior Servicer Fee arrearage                                                                    -
                                                                                         --------------
      Servicer Fee due                                                                        70,315.47


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                   416.67
      Prior Indenture Trustee Fee arrearage                                                           -
                                                                                         --------------
      Total Indenture Trustee Fee due                                                            416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  -
      Prior Indenture Trustee Expenses arrearage                                                      -
                                                                                         --------------
      Total Indenture Trustee Expenses due                                                            -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          -
                                                                                         --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999


INTEREST PAYMENTS TO NOTEHOLDERS


                                 Beginning
                    Initial      of Period           Interest                      Interest
   Class            Balance       Balance              Rate       Interest Due       Paid
---------------------------------------------------------------------------------------------
    A-1         30,818,212.00   24,471,870.36          5.855%      119,409.47      119,409.47
    A-2         31,956,385.00   31,956,385.00          6.460%      172,031.87      172,031.87
    A-3         18,823,624.00   18,823,624.00          6.700%      105,098.57      105,098.57
    A-4         61,986,631.00   61,986,631.00          6.980%      360,555.57      360,555.57
----------------------------------------------------------------------------------------------
  Class A      143,584,852.00  137,238,510.36                      757,095.48      757,095.48
----------------------------------------------------------------------------------------------
     B          13,570,520.00   13,570,520.00          7.280%       82,327.82       82,327.82
     C           9,192,933.00    9,192,933.00          8.010%       61,362.83       61,362.83
     D           2,188,793.00    2,188,793.00         10.270%       18,732.42       18,732.42
     E           2,363,897.00    2,363,897.00          7.030%       13,848.50       13,848.50
----------------------------------------------------------------------------------------------
Total Notes    170,900,995.00  164,554,653.36                      933,367.05      933,367.05
----------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                 Beginning       (Monthly)          (Reallocated)  (Supplemental)    Total           End         Ending
                 of Period       Principal            Principal      Principal      Principal      of Period    Certificate
   Class          Balance           Paid                Paid           Paid           Paid          Balance       Factor
---------------------------------------------------------------------------------------------------------------------------
    A-1         24,471,870.36    2,863,399.81            0.00       70,411.47    2,933,811.28    21,538,059.08   0.6988744
    A-2         31,956,385.00            0.00            0.00            0.00            0.00    31,956,385.00   1.0000000
    A-3         18,823,624.00            0.00            0.00            0.00            0.00    18,823,624.00   1.0000000
    A-4         61,986,631.00            0.00            0.00            0.00            0.00    61,986,631.00   1.0000000
--------------------------------------------------------------------------------------------------------------
  Class A      137,238,510.36    2,863,399.81            0.00       70,411.47    2,933,811.28   134,304,699.08
--------------------------------------------------------------------------------------------------------------
     B          13,570,520.00            0.00            0.00            0.00            0.00    13,570,520.00   1.0000000
     C           9,192,933.00            0.00            0.00            0.00            0.00     9,192,933.00   1.0000000
     D           2,188,793.00            0.00            0.00            0.00            0.00     2,188,793.00   1.0000000
     E           2,363,897.00            0.00            0.00            0.00            0.00     2,363,897.00   1.0000000
--------------------------------------------------------------------------------------------------------------
Total Notes    164,554,653.36    2,863,399.81            0.00       70,411.47    2,933,811.28   161,620,842.08
--------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999



PRINCIPAL PAYMENT CALCULATION


                                  Investor           Investor        Investor                     Supplemental
                    (defined)      Monthly          Reallocated    Supplemental      Total         Percentage
                      Class       Principal          Principal      Principal      Principal      of Principal
   Class            Percentage      Amount             Amount         Amount         Amount         Allocated
---------------------------------------------------------------------------------------------------------------
     A                 82.00%    2,863,399.81            0.00       70,411.47    2,933,811.28           84.02%
     B                  7.75%            0.00            0.00            0.00            0.00            7.94%
     C                  5.25%            0.00            0.00            0.00            0.00            5.38%
     D                  1.25%            0.00            0.00            0.00            0.00            1.28%
     E                  1.35%            0.00            0.00            0.00            0.00            1.38%
---------------------------------------------------------------------------------------------------------------
                                 2,863,399.81            0.00       70,411.47    2,933,811.28          100.00%
---------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION


                  Class         Floor Hit?        Floored
   Class          Floors          (Y/N)        Prin Amount
--------------------------------------------------------------
     A                                              N/A
     B                      -       No                      -
     C                      -       No                      -
     D                      -       No                      -
     E                      -       No                      -
--------------------------------------------------------------


(Retained) Certificate Balance   4,202,483.00
Initial OC Percentage                   2.40%

Overcollateralization Balance (prior)            4,202,483.00
Overcollateralization Balance (current)          4,202,483.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,618,213.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999






RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
    A) Event of Servicer Termination (Yes/No)                                                              No
    B) Note Insurer has Made a Payment (Yes/No)                                                            No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                        No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                         Yes/No

    A) Failure to distribute to the Noteholders all or part of any payment of                            ------
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                         No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date,
    or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
    Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or Class E
    Notes, as the case may be.                                                                             No



EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


     Section                              Event                                                           Yes/No
    ---------   ----------------------------------------------------------------                          ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                           No
    6.01(ii)    Failure to submit Monthly Statement                                                        No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                within 60 days                                                                             No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No